STOCK EXCHANGE AGREEMENT
                            ------------------------

     This Stock Exchange Agreement (the "Agreement"), dated as of June ___, is by and among Taurus Entertainment Companies, Inc., a Colorado corporation, ("Taurus"), and Alfred Oglesby whose name appears and who is identified as a stockholder on the signature page hereof (the "Stockholder"), such person being the registered holder of all of the capital stock of Bluestar Physical Therapy, Inc., a Texas corporation ("Bluestar").

                                R E C I T A L S
                                ---------------

     WHEREAS, the Stockholder is the record and beneficial owner of the number of shares of common stock, $.001 par value of Bluestar indicated in the table set forth as Exhibit "A" to this Agreement (which shares are hereinafter collectively referred to as the "Bluestar Stock");

     WHEREAS, Taurus desires to acquire from the Stockholder, and the Stockholder desires to convey to Taurus, all of the issued and outstanding Bluestar Stock owned by the Stockholder in exchange for shares of voting common stock, $0.001 par value of Taurus (the "Taurus Stock"), all on the terms and conditions set forth below;

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements and the respective representations and warranties herein contained in this Agreement, and on the terms and subject to the conditions set forth in this Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:


                                    ARTICLE I
                               EXCHANGE OF SHARES

     Section  1.1     Bluestar  Stock.  At  the  Closing (as defined below), the
                      ---------------
Stockholder shall transfer, convey and deliver to Taurus the number of shares of Bluestar Stock set forth opposite his name on Exhibit "A" hereto, and shall deliver to Taurus stock certificates representing the Bluestar Stock, duly endorsed to Taurus or accompanied by duly executed stock powers in form and substance satisfactory to Taurus.

     Section  1.2     Taurus  Stock.  At the Closing, in exchange for each share
                      -------------
of Bluestar Stock transferred to Taurus, Taurus shall issue and deliver to the Stockholder the number of shares of Taurus Stock set forth opposite their name on Exhibit "A" hereto. The transaction by which the transfer shall take place is referred to in this Agreement as the "Exchange".


                                   ARTICLE II

                                  THE CLOSING

     The Closing of the transactions contemplated by this Agreement (the "Closing") shall take place at 10:00 a.m. on June ___, 2003 (the "Closing Date"), at the offices of Axelrod, Smith & Kirshbaum, 5300 Memorial Drive, Suite 700, Houston, Texas 77007 or at such other time and place as agreed upon among the parties hereto.

                                   ARTICLE III
                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

     The Stockholder hereby represents and warrants to Taurus as follows:

     Section  3.1     Ownership  of the Bluestar Stock.  The  owns, beneficially
                      --------------------------------
and of record, that number of shares of Bluestar Stock set forth opposite the Stockholder's name on Exhibit "A" hereto; except for restrictions imposed by federal and state securities laws: (i) such shares are owned by such Stockholder free and clear of any liens, claims, equities, charges, options, rights of first refusal, or encumbrances; (ii) the Stockholder has the unrestricted right and power to transfer, convey and deliver full ownership of such shares without the consent or agreement of any other person and without any designation, declaration or filing with any governmental authority; and, (iii) upon the transfer of such shares to Taurus as contemplated herein, Taurus will receive good and valid title thereto, free and clear of any liens, claims, equities, charges, options, rights of first refusal, encumbrances or other restrictions.

     Section  3.2     Authorization.  The  Stockholder  is  of  the  full age of
                      -------------
majority, with full power, capacity and authority to enter into this Agreement and perform the obligations contemplated hereby by and for himself or herself and his or her spouse, if any. All action on the part of the Stockholder necessary for the authorization, execution, delivery and performance of this Agreement by the Stockholder has been taken or will be taken prior to the Closing. This Agreement constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

     Section  3.3     Pending  Claims.  There  is  no  claim,  suit,  action  or
                      ---------------
proceeding, whether judicial, administrative or otherwise, pending or, to the best of the Stockholder's knowledge, threatened that would preclude or restrict the transfer to Taurus of the Bluestar Stock owned by the Stockholder or the performance of this Agreement by the Stockholder.

     Section  3.4     No  Default.   The  execution, delivery and performance of
                      -----------
this Agreement by the Stockholder does not and will not constitute a violation or default under or conflict with any contract, agreement, understanding or commitment to which such Stockholder is a party or by which such Stockholder is bound.

     Section  3.5     Acquisition  of  Stock  for  Investment.  The  Stockholder
                      ---------------------------------------
understands that the issuance of Taurus Stock will not have been registered under the Securities Act of 1933, as amended

(the "Act"), or any state securities acts, and, accordingly, are restricted securities, and that he represents and warrants to Taurus that his present intention is to receive and hold the Taurus Stock for investment only and not with a view to the distribution or resale thereof.

     Additionally, the Stockholder understands that any sale by the Stockholder of any of the Taurus Stock received under this Agreement will, under current law, require either: (a) the registration of the Taurus Stock under the Act and applicable state securities acts; (b) compliance with Rule 144 of the Act; or
(c) the availability of an exemption from the registration requirements of the Act and applicable state securities acts. The Stockholder understands that Taurus has not undertaken and does not presently intend to file a Registration Statement to register the Taurus Stock that is to be issued to the Stockholder. The Stockholder hereby agrees to execute, deliver, furnish or otherwise provide to Taurus an opinion of counsel reasonably acceptable to Taurus prior to any subsequent transfer of the Taurus Stock, that such transfer will not violate the registration requirements of the federal or state securities acts. The Stockholder further agrees to execute, deliver, furnish or otherwise provide to Taurus any documents or instruments as may be reasonably necessary or desirable in order to evidence and record the Taurus Stock acquired hereby.

     To assist in implementing the above provisions, the Stockholder hereby consents to the placement of the legend, or a substantially similar legend, set forth below, on all certificates representing ownership of the Taurus Stock acquired hereby until the Taurus Stock has been sold, transferred, or otherwise disposed of, pursuant to the requirements hereof. The legend shall read substantially as follows:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACTS. THESE SECURITIES MUST BE ACQUIRED FOR INVESTMENT, ARE RESTRICTED AS TO TRANSFERABILITY, AND MAY NOT BE SOLD, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION AND QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM."


     Section  3.6     Stockholder Access to Information.  The Stockholder hereby
                      ---------------------------------
confirms and represents that he: (a) has been afforded the opportunity to ask questions of and receive answers from representatives of Taurus concerning the business and financial condition, properties, operations and prospects of Taurus and has asked such questions as he/she desires to ask and all such questions have been answered to the full satisfaction of the Stockholder; (b) has such knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of the transactions contemplated hereby; (c) has had an opportunity to engage and is represented by an attorney of his/her choice; (d) has had an opportunity to negotiate the terms and conditions of this Agreement; (e) has been given adequate time to evaluate the merits and risks of the transactions contemplated hereby; and (f) has been provided with and given an opportunity to review all current information about Taurus including Taurus's Form 10-KSB for the fiscal year ended September 30, 2002 and Taurus's Form 10-QSB for the quarter ended December 31, 2002 and the Form 10-QSB for the quarter ended March 31, 2003.

     Section 3.7     Disclosure.  To the best of the Stockholder's knowledge, no
                     ----------
representation or warranty of the Stockholder contained in this Agreement (including the exhibits and schedules hereto) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  3.8     Indemnification by Stockholder. The Stockholder recognizes
                      ------------------------------
that the Exchange being conducted with Taurus is based, to a material degree, upon the representations and warranties of Stockholder as set forth and contained herein and the Stockholder hereby agrees to indemnify and hold harmless Taurus against all damages, costs, or expenses (including reasonable attorney's fees) arising as a result of any breach of representation or warranty or omission made herein by the Stockholder.

     If any action is brought against Taurus in respect of which indemnity may be sought against the Stockholder pursuant to the foregoing paragraph, Taurus shall promptly notify the Stockholder in writing of the institution of such action (but the omission to so notify the Stockholder shall not relieve it from any liability that it may have to Taurus except to the extent the Stockholder is materially prejudiced or otherwise forfeit substantive rights or defenses by reason of such failure), and the Stockholder shall assume the defense of such action, including the employment of counsel to be chosen by the Stockholder to be reasonably satisfactory to Taurus, and payment of expenses. Taurus shall have the right to employ the Stockholder's or their own counsel in any such case, but the fees and expenses of such counsel shall be at Taurus expense, unless the employment of such counsel shall have been authorized in writing by the Stockholder in connection with the defense of such action, or the Stockholder shall not have employed counsel to take charge of the defense of such action, or counsel employed by the Stockholder shall not be diligently defending such action, or Taurus shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the Stockholder, or that representation of Taurus by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them (in which case the Stockholder shall not have the right to direct the defense of such action on behalf of Taurus), in any of which event such fees and expenses shall be borne by the Stockholder. Anything in this paragraph to the contrary notwithstanding, the Stockholder shall not be liable for any settlement of, or any expenses incurred with respect to, any such claim or action effected without the Stockholder written consent, which consent shall not be unreasonably withheld. The Stockholder shall not, without the prior written consent of Taurus effect any settlement of any proceeding in respect of which Taurus is a party and indemnity has been sought hereunder unless such settlement includes an unconditional release of Taurus from all liability on claims that are the subject matter of such proceeding.

     Section 3.9     No Brokerage Commission.  No broker or finder has acted for
                     -----------------------
the Stockholder in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Stockholder.

                                   ARTICLE IV
                REPRESENTATIONS AND WARRANTIES OF THE STOCKHODER
                                 ABOUT BLUESTAR

     In addition to the representations and warranties of the Stockholder as set forth in Article III herein, the Stockholder hereby represents and warrants to Taurus as follows:

     Section 4.1     Organization and Capitalization.  Bluestar is a corporation
                     -------------------------------
duly organized, validly existing and in good standing under the laws of the State of Texas, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and will own at the Closing. Bluestar is qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to qualify would have a material adverse effect on the business, properties or condition (financial or otherwise) of Bluestar. Bluestar does not have any subsidiaries or any other investments or ownership interest in any corporation, partnership, joint venture or other business enterprise. The authorized capital stock of Bluestar consists of 20,000,000 shares of common stock, $.001 par value, of which 9,650,000 shares are validly issued and outstanding. All of such issued and outstanding shares of Bluestar Stock have been duly authorized and validly issued and are fully paid and non-assessable. None of the shares were issued in violation of any preemptive rights. There are no existing warrants, options, rights of first refusal, conversion rights, calls, commitments or other agreements of any character pursuant to which Bluestar is or may become obligated to issue any of its stock or securities. Bluestar has no obligation to repurchase, reacquire or redeem any of its outstanding capital stock.

     Section  4.2     Financial  Information.   Bluestar  has delivered its most
                      ----------------------
current financial information to Taurus. Such financial information are in accordance with the books and records of Bluestar and fairly present the financial condition of Bluestar. Except as, and to the extent reflected or reserved against in the financial information, Bluestar, as of the date of the financial information, has no material liability or obligation of any nature, whether absolute, accrued, continued or otherwise, not fully reflected or reserved against in the financial information. As of the Closing Date, there will not have been any adverse change in the financial condition or other operations, business, properties or assets of Bluestar other than liabilities incurred in the ordinary course of business in which, in the aggregate, are not in excess of $100,000 from that reflected in the latest financial information Bluestar furnished to Taurus pursuant hereto.

     Section  4.3     Litigation.  There  are  no actions, suits or proceedings,
                      ----------
formal or informal, pending or, to the best knowledge of the Stockholder's threatened against Bluestar, nor is Bluestar subject to any order, judgment or decree, except in all cases, whether known or unknown, for matters which, in the aggregate, would not result in a loss to Bluestar in excess of $100,000.

     Section 4.4     Taxes.  Bluestar has filed all federal, state, county, city
                     -----
and all other local income tax returns and property tax bills and reports due or required to be filed, and has paid all taxes, interest payments and penalties, if any, required to be paid with respect thereto. Bluestar has made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and is not delinquent in the payment of any material tax or governmental charge of any nature.

     Section  4.5     Compliance with Laws.  Bluestar is, and at all times prior
                      --------------------
to the date hereof has been, to the best of the Stockholder's knowledge, in compliance with all statutes, orders, rules, and regulations applicable to it or to the ownership of its assets or the operation of its business, except for failures to be in compliance that would not have a material adverse effect on the business, properties, condition (financial or otherwise) or prospects of Bluestar, and Bluestar has no basis to expect to receive, and has not received, any order or notice of any such violation or claim of violation of any such statute, order, rule, ordinance or regulation.

     Section  4.6     Books  and  Records.  The  books of account, minute books,
                      -------------------
stock record books and other records of Bluestar, all of which have been made available to Taurus, are accurate and complete in all material respects and have been maintained in accordance with sound business practices.

     Section 4.7     Title to Properties; Encumbrances.  Bluestar has good title
                     ---------------------------------
to all of its properties and assets, real and personal, tangible and intangible, that are material to the condition (financial or otherwise), business, operations or prospects of Bluestar, free and clear of all mortgages, claims, liens, security interests, charges, leases, encumbrances and other restrictions of any kind and nature, except (i) as disclosed in the financial information of Bluestar, (ii) statutory liens not yet delinquent, and (iii) such liens consisting of zoning or planning restrictions, imperfections of title, easements, pledges, charges and encumbrances, if any, as do not materially detract from the value or materially interfere with the present use of the property or assets subject thereto or affected thereby.

     Section 4.8     Disclosure.  To the best of the Stockholder's knowledge, no
                     ----------
representation or warranty of the Stockholder contained in this Agreement (including the exhibits and schedules hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  4.9     Insurance.  Bluestar  maintains  adequate  insurance  with
                      ---------
respect to their respective businesses and are in compliance with all material requirements and provisions thereof.

     Section  4.10     Material  Agreements;  Action.  There  are  no  material
                       -----------------------------
contracts, agreements, commitments, understandings or proposed transactions, whether written or oral, to which Bluestar is a party or by which it is bound that involve or relate to: (i) any of their respective officers, directors, stockholders or partners or any Affiliate thereof; (ii) the sale of any of the assets of Bluestar other than in the ordinary course of business; (iii) covenants of Bluestar not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with Bluestar in any line of business or in any geographical area; (iv) the acquisition by Bluestar of any operating business or the capital stock of any other Person; (v) the borrowing of money or (vi) the expenditure of more than $100,000 in the aggregate or the performance by Bluestar extending for a period more than one year from the date hereof, other than in the ordinary course of business.

     Section  4.11     Employee  Benefit Plans.   Bluestar is not a party to any
                       -----------------------
employee  benefit  plan.

     Section  4.12     No  Pending  Transactions.  Except  for  the transactions
                       -------------------------
contemplated by this Agreement, Bluestar is not a party to or bound by or the subject of any agreement, undertaking, commitment or discussions or negotiations with any person that could result in (i) the sale, merger, consolidation or recapitalization of Bluestar, (ii) the sale of all or substantially all of the assets of Bluestar, or (iii) a change of control of more than five percent of the outstanding capital stock of Bluestar.

     Section  4.13     No  Undisclosed  Liabilities.  To  the  best  of  the
                       ----------------------------
Stockholder's knowledge, Bluestar has no obligation or liability (contingent or otherwise) that would be required to be reflected in the financial information of Bluestar in accordance with GAAP except as is reflected in Bluestar's financial information as given to Taurus.

     Section  4.14     Indemnification  by  the  Stockholder.  The  Stockholder
                       --------------------------------------
agrees and recognizes that the Exchange being conducted with Taurus is based, to a material degree, upon the representations and warranties of the Stockholder as set forth and contained herein and the Stockholder hereby agrees to indemnify and hold harmless Taurus against all damages, costs, or expenses (including reasonable attorney's fees) arising as a result of any breach of representation or warranty or omission made herein by the Stockholder.

     If any action is brought against Taurus in respect of which indemnity may be sought against the Stockholder pursuant to the foregoing paragraph, Taurus shall promptly notify the Stockholder in writing of the institution of such action (but the omission to so notify the Stockholder shall not relieve it from any liability that it may have to Taurus except to the extent the Stockholder is materially prejudiced or otherwise forfeit substantive rights or defenses by reason of such failure), and the Stockholder shall assume the defense of such action, including the employment of counsel to be chosen by the Stockholder to be reasonably satisfactory to Taurus, and payment of expenses. Taurus shall have the right to employ the Stockholder or their own counsel in any such case, but the fees and expenses of such counsel shall be at Taurus expense, unless the employment of such counsel shall have been authorized in writing by the Stockholder in connection with the defense of such action, or the Stockholder shall not have employed counsel to take charge of the defense of such action, or counsel employed by the Stockholder shall not be diligently defending such action, or Taurus shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the Stockholder, or that representation of Taurus by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them (in which case the Stockholder shall not have the right to direct the defense of such action on behalf of Taurus), in any of which event such fees and expenses shall be borne by the Stockholder. Anything in this paragraph to the contrary notwithstanding, the Stockholder shall not be liable for any settlement of, or any expenses incurred with respect to, any such claim or action effected without the Stockholder's written consent, which consent shall not be unreasonably withheld. The Stockholder shall not, without the prior written consent of Taurus effect any settlement of any proceeding in respect of which Taurus is a party and indemnity has been sought hereunder unless such settlement includes an unconditional release of Taurus from all liability on claims that are the subject matter of such proceeding.


                                    ARTICLE V
                    REPRESENTATIONS AND WARRANTIES OF TAURUS

     Taurus  hereby  represents  and  warrant  to  the  Stockholder  as follows:

     Section  5.1     Organization  and Capitalization.  Taurus is a corporation
                      --------------------------------
duly organized, validly existing and in good standing under the laws of the State of Colorado, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and will own at the Closing, and to perform its obligations under this Agreement. Taurus is qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to qualify would have a material adverse effect on the business, properties or condition (financial or otherwise) of Taurus. Taurus does not have any subsidiaries or any other investments or ownership interest in any corporation, partnership, joint venture or other business enterprise, except as set forth in Exhibit 5.2. Immediately prior to the Closing Date the authorized capital stock of Taurus consists of (i) 20,000,000 shares of common stock, $.01 par value of which 4,002,006 shares are validly issued and outstanding, and (ii) 10,000,000 shares of preferred stock $.001 par value, none of which are issued and outstanding. All of such issued and outstanding shares of Taurus Stock have been and all of the shares of Taurus Stock to be issued hereby will be, at the Closing, duly authorized and validly issued and are and will be at the Closing fully paid and non-assessable. None of the shares that were issued and none of the shares to be issued hereby will be in violation of any preemptive rights. Taurus has no obligation to repurchase, reacquire or redeem any of its outstanding capital stock.

     Section  5.2     Subsidiaries.  Schedule  5.2  sets  forth  a  complete and
                      ------------
accurate list of all Subsidiaries of Taurus. All of the outstanding capital stock of, or other ownership interests in, each Subsidiary is owned by Taurus, directly or indirectly, free and clear of any lien or any other limitation or limitation or restriction (including restrictions on the right to vote). All outstanding shares of the capital stock of any Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are free of any preemptive rights. There are no outstanding securities of any Subsidiary convertible into or evidencing the right to purchase or subscribe for any shares of capital stock of any Subsidiary, there are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating any Subsidiary to issue any shares of its capital stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock, and there are no agreements or understandings with respect to the voting, sale, transfer or registration of any shares of capital stock of any Subsidiary.

     Section  5.3     Authorization.  All corporate action on the part of Taurus
                      -------------
necessary for the authorization, execution, delivery and performance of this Agreement by Taurus has been taken or will be taken prior to the Closing. Taurus has the requisite corporate power and authority to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by Taurus, and constitutes a valid and binding obligation of Taurus, enforceable against Taurus in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

     Section  5.4     Litigation.  Except as set forth in Exhibit 5.4, there are
                      ----------
no claims, actions, suits or proceedings, formal or informal, pending or, to the best knowledge of Taurus, threatened against Taurus, nor is Taurus subject to any order, judgment or decree, except in either case for matters which, in the aggregate, would not result in a loss to Taurus in excess of $100,000.

     Section  5.5     SEC  Reports.  During  the  last twelve months, Taurus has
                      ------------
filed with the SEC all of the reports required to be filed with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended, through the filing of its Form 10-KSB for the fiscal year ended September 30, 2002, which the Stockholders acknowledge receipt thereof. To the best of Taurus knowledge, as of their respective dates, the SEC Filings did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     Section  5.6     Taxes.   Taurus  has filed all federal, state or local tax
                      -----
returns and reports due or required to be filed and has paid all taxes, interest payments and penalties, if any, required to be paid with respect thereto, and has made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and is not delinquent in the payment of any material tax or governmental charge of any nature.

     Section  5.7     Financial Information.   Taurus has delivered to the s the
                      ---------------------
audited balance sheet of Taurus as of September 30, 2002, together with the related statements of income, changes in shareholder's equity and cash flow for the years then ended, including the related notes, all certified by Whitney Penn, P.C., certified public accountants ( the "Financial Statements). Such Financial Statements, including the related notes, are in accordance with the books and records of Taurus and fairly present the financial position of Taurus and the results of operations and changes in financial position of Taurus as of the dates and for the periods indicated, in each case in conformity with generally accepted accounting principles applied on a consistent basis. Except as, and to the extent reflected or reserved against in the Financial Statements, Taurus as of the date of the financial statements has no material liability or obligation of any nature, whether absolute, accrued, continued or otherwise, not fully reflected or reserved against in the Financial Statements. As of the Closing Date, there will not have been any adverse change in the financial condition or other operations, business, properties or assets of Taurus in excess of $100,000 from that reflected in the latest financial statements of Taurus furnished to the Stockholder pursuant hereto.

     Section 5.8     Compliance with Laws.  Taurus is, and at all times prior to
                     --------------------
the date hereof has been, to the best of its knowledge, in compliance with all statutes, orders, rules, ordinances and regulations applicable to it or to the ownership of its assets or the operation of its businesses, except for failures to be in compliance that would not have a material adverse effect on the business, properties, condition (financial or otherwise) or prospects of Taurus and Taurus has no basis to expect, nor has received, any order or notice of any such violation or claim of violation of any such statute, order, rule, ordinance or regulation.

     Section  5.9     Title  to  Properties;  Encumbrances.  Taurus has good and
                      ------------------------------------
marketable title to all of its properties and assets, real and personal, tangible and intangible, that are material to the condition (financial or otherwise), business, operations or prospects of Taurus, free and clear of all mortgages, claims, liens, security interests, charges, leases, encumbrances and other restrictions of any kind and nature, except (i) as disclosed in the Financial Statements of Taurus, (ii) statutory liens not yet delinquent, and
(iii) such liens consisting of zoning or planning restrictions, imperfections of title, easements, pledges, charges and encumbrances, if any, as do not materially detract from the value or materially interfere with the present use of the property or assets subject thereto or affected thereby.

     Section  5.10     Disclosure.  To  the  best  of  Taurus  knowledge,  no
                       ----------
representation or warranty of Taurus contained in this Agreement (including the exhibits and schedules hereto) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  5.11     No  Default.  The  execution, delivery and performance of
                       -----------
this Agreement by Taurus does not and will not constitute a violation or default under or conflict with any contract, agreement, understanding or commitment to which it is a party or by which it is bound or the Certificate of Incorporation or Bylaws of Taurus or any statute, regulation, law, ordinance, judgment, decree, writ, injunction, order or ruling of any government entity.

     Section  5.12     Pending  Claims.  There  is  no  claim,  suit,  action or
                       ---------------
proceeding, whether judicial, administrative or otherwise, pending or, to the best of Taurus's knowledge, threatened that would preclude or restrict the transfer to the s of the Taurus Stock or the performance of this Agreement by Taurus.

     Section  5.13     Insurance.  Taurus and its Subsidiaries maintain adequate
                       ---------
insurance with respect to their respective businesses and are in compliance with all material requirements and provisions thereof.

     Section  5.14     Employee  Benefit  Plans.   Taurus  is not a party to any
                       ------------------------
employee  benefit  plan.

     Section  5.15     No  Pending  Transactions.  Except  for  the transactions
                       -------------------------
contemplated by this Agreement, neither Taurus nor any Subsidiary is a party to or bound by or the subject of any agreement, undertaking, commitment or discussions or negotiations with any person that could result in (i) the sale, merger, consolidation or recapitalization of Taurus or any Subsidiary, (ii) the sale of all or substantially all of the assets of Taurus or any Subsidiary, or (iii) a change of control of more than five percent of the outstanding capital stock of Taurus or any Subsidiary.

     Section 5.16     No Undisclosed Liabilities.  to the best of its knowledge,
                      --------------------------
neither Taurus nor or any Subsidiary has any obligation or liability (contingent or otherwise) that would be required to be reflected in the financial statements of the Company in accordance with GAAP except as reflected in Taurus Balance Sheet.

     Section  5.17     Indemnification  by  Taurus  Taurus  recognizes  that the
                       ---------------------------
Exchange being conducted with the Stockholder is based, to a material degree, upon the representations and warranties of Taurus as set forth and contained herein and Taurus hereby agrees to indemnify and hold harmless the Stockholder against all damages, costs, or expenses (including reasonable attorney's fees) arising as a result of any breach of representation or warranty or omission made herein by Taurus.

     If any action is brought against Taurus, the Stockholder ( the "Indemnified Parties") in respect of which indemnity may be sought against Taurus pursuant to the foregoing paragraph, the Indemnified Parties shall promptly notify Taurus in writing of the institution of such action (but the omission to so notify Taurus shall not relieve it from any liability that it may have to such Indemnified Parties except to the extent Taurus is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure), and Taurus shall assume the defense of such action, including the employment of counsel to be chosen by Taurus to be reasonably satisfactory to the Indemnified Parties, and payment of expenses. The Indemnified Parties shall have the right to employ Taurus or their own counsel in any such case, but the fees and expenses of such counsel shall be at the Indemnified Party's expense, unless the employment of such counsel shall have been authorized in writing by Taurus in connection with the defense of such action, or Taurus shall not have employed counsel to take charge of the defense of such action, or counsel employed by Taurus shall not be diligently defending such action, or the Indemnified Parties shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to Taurus, or that representation of such Indemnified Party and Taurus by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them (in which case Taurus shall not have the right to direct the defense of such action on behalf of the Indemnified Parties), in any of which event such fees and expenses shall been borne by Taurus. Anything in this paragraph to the contrary notwithstanding, Taurus shall not be liable for any settlement of, or any expenses incurred with respect to, any such claim or action effected without Taurus written consent, which consent shall not be unreasonably withheld. Taurus shall not, without the prior written consent of the Indemnified Parties effect any settlement of any proceeding in respect of which any Indemnified Parties is a party and indemnity has been sought hereunder unless such settlement includes an unconditional release of such Indemnified Parties from all liability on claims that are the subject matter of such proceeding.

     Section  5.18     No  Brokerage  Commission.  No broker or finder has acted
                       -------------------------
for Taurus in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of Taurus.

                                   ARTICLE VI
                                CLOSING; DELIVERY

     Section  6.1(a)     Closing  Documents of the Stockholder.  The obligations
                         -------------------------------------
of Taurus to effect the transactions contemplated hereby are subject to the delivery by the Stockholder at Closing of each of the following documents:

     (i) The Stockholder shall have delivered certificates evidencing their Bluestar Common Stock duly endorsed for transfer by the Stockholder to Taurus as contemplated by this Agreement.

     Section  6.1(b)     Closing  Documents  of  Taurus.  The obligations of the
                         ------------------------------
Stockholder to effect the transactions contemplated hereby are subject to Taurus delivering either: (i) certificates evidencing Taurus Common Stock, duly executed for issuance by Taurus to the Stockholder as contemplated by this Agreement or (ii) letters of instructions from a duly authorized officer of Taurus to Taurus's transfer agent, instructing the transfer agent to duly issue stock certificates evidencing the shares of Common Stock of Taurus to the Stockholders, all as contemplated by this Agreement, in form and substance satisfactory to counsel for the Stockholder.

     Section  6.1  (c)     Conditions  to  the  Obligations  of  Taurus  and the
                           -----------------------------------------------------
Stockholder.  The  obligations  of  Taurus  and  the  Stockholder  to effect the
-----------
transactions contemplated hereby are further subject to the following condition:

     (i) The Board of Directors of Taurus shall have approved and authorized the transactions contemplated herein.

     (ii) No action, suit or proceeding by or before any court or any governmental or regulatory authority shall have been commenced or threatened, and no investigation by any governmental or regulatory authority shall have been commenced or threatened, seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against Bluestar, Taurus or the Stockholders.

                                  ARTICLE VII
                                  MISCELLANEOUS

     Section  7.1     Notices.   All  notices  and other communications provided
                      -------
for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or overnight air courier guaranteeing next day delivery:

          (a)  If to Taurus:

               Taurus Entertainment Companies, Inc.
               505 North Belt, Suite 630
               Houston, Texas 77057


(b) If to the Stockholder, to:

     The  addresses  listed  on  Exhibit  "A",  attached  hereto.

     All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three days after being deposited in the mail, postage prepaid, sent certified mail, return receipt requested, if mailed; and the next day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     Section  7.2     Assignment.  Neither this Agreement nor any of the rights,
                      ----------
interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties, which consent will not be unreasonably withheld. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective heirs, personal representatives, successors and assigns.

     Section  7.3     Counterparts  and  Facsimiles.  This  Agreement  may  be
                      -----------------------------
executed in multiple counterparts and in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute and be deemed to be one and the same instrument and each of which shall be considered and deemed an original for all purposes. This Agreement shall be effective with the facsimile signature of any of the parties set forth below and the facsimile signature shall be deemed as an original signature for all purposes and the Agreement shall be deemed as an original for all purposes.

     Section  7.4     Section  Headings.  The section headings contained in this
                      -----------------
Agreement are for convenient reference only and shall not in any way affect the meaning or interpretation of this Agreement.

     Section  7.5     Entire  Agreement.  This  Agreement,  the  documents to be
                      -----------------
executed hereunder and the exhibits and schedules attached hereto constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof, and there are no warranties, representations or other agreements among the parties in connection with the subject matter hereof except as specifically set forth herein or in documents delivered pursuant hereto. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto. All of the exhibits and schedules referred to in this Agreement are hereby incorporated into this Agreement by reference and constitute a part of this Agreement.

     Section  7.6     Validity.  The  invalidity  or  unenforceability  of  any
                      --------
provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

     Section  7.7     Survival.  The  respective  representations,  warranties,
                      --------
covenants and agreements set forth in this Agreement shall survive the Closing for a period of one year from the execution hereof.

     Section  7.8     Public Announcements.  The parties hereto agree that prior
                      --------------------
to making any public announcement or statement with respect to the transactions contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other parties hereto and exercise their best efforts to (i) agree upon the text of a joint public announcement or statement to be made by all of such parties or (ii) obtain approval of the other parties hereto to the text of a public announcement or statement to be made solely by the party desiring to make such public announcement; provided, however, that if any party hereto is required by law to make such public announcement or statement, then such announcement or statement may be made without the approval of the other parties.

     Section 7.9     Gender.  All personal pronouns used in this Agreement shall
                     ------
include the other genders, whether used in the masculine, feminine or neuter gender, and the singular shall include the plural, and vice versa, whenever appropriate.

     Section 7.10     Choice  of Law.  This Agreement shall be governed by,  and
                      --------------
construed in accordance with, the laws of the State of Texas, without regard to principles of conflict of laws.

     Section 7.11     Costs and Expenses.  Taurus and the Stockholder shall each
                      ------------------
pay their own respective fees and disbursements incurred in connection with this Agreement.


                       [[[SIGNATURES ON FOLLOWING PAGE]]]

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed effective as of the day and year first above written.


                         TAURUS  ENTERTAINMENT  COMPANIES,  INC.

                                 By:  /s/  Eric  Langan
                                    ---------------------------------
                                  Eric  Langan,  President


                                 STOCKHOLDER:

                                  /s/  Alfred  Oglesby
                                  -----------------------------------
                                  (Signature)
                                  Alfred  Oglesby

                                   Exhibit "A"


                     Number of Shares of Bluestar    Number of Shares of Taurus
Stockholder Name     to Deliver to Taurus            to Deliver to Stockholder

Alfred  Oglesby      9,650,000                       9,650,000
Address:
19901 Southwest Freeway
Sugar Land, Texas 77479